Exhibit 99.1

April 20, 2004

Securities and Exchange Commission

Washington, D.C. 20549

Re:                               Spescom Software, Inc. (formerly Altris Software, Inc.)

File No. 047-17342

Dear Sir or Madam:

1.          We have read Item 4 of the Form 8-K of Spescom Software, Inc. dated April 15, 2004, and agree with the statements concerning our Firm contained therein.

Very truly yours,

/s/ Grant Thornton LLP